POWER OF ATTORNEY



       WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                    NEW YORK AND THE FORM 10-K




Know all men by these presents that Gerard F. McDermott whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 27, 1998
-------------------------------
Date


/s/ GERARD F. McDERMOTT
-------------------------------
Gerard F. McDermott
Director

                          POWER OF ATTORNEY


         WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                       NEW YORK AND THE FORM 10-K




Know all men by these presents that Marla G. Friedman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 1998
-------------------------------
Date


/s/ MARLA G. FRIEDMAN
-------------------------------
Marla G. Friedman
Vice President and Director

                            POWER OF ATTORNEY


             WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                         NEW YORK AND THE FORM 10-K




Know all men by these presents that Patricia A. Wilson whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 31, 1998
-------------------------------
Date


/s/ PATRICIA A. WILSON
-------------------------------
Patricia A. Wilson
Assistant Vice President and Director

                            POWER OF ATTORNEY


           WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                         NEW YORK AND THE FORM 10-K




Know all men by these presents that Vincent A. Fusco whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 1998
-------------------------------
Date


/s/ VINCENT A. FUSCO
-------------------------------
Vincent A. Fusco
Chief Operations Officer and Director

                            POWER OF ATTORNEY


            WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                         NEW YORK AND THE FORM 10-K




Know all men by these presents that Timothy H. Plohg whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 30, 1998
-------------------------------
Date


/s/ TIMOTHY H. PLOHG
-------------------------------
Timothy H. Plohg
Vice President and Director

                              POWER OF ATTORNEY


              WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY OF
                          NEW YORK AND THE FORM 10-K




Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 26, 1998
-------------------------------
Date


/s/ KEVIN R. SLAWIN
-------------------------------
Kevin R. Slawin
Vice President and Director

                               POWER OF ATTORNEY

                WITH RESPECT TO THE ALLSTATE LIFE INSURANCE COMPANY
                          OF NEW YORK AND THE FORM 10-K


Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any reports and amendments thereto for the Form 10-K for Allstate Life Insurance Company of New York and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

March 25, 1998
-------------------------------
Date


/s/ KEITH A. HAUSCHILDT
-------------------------------
Keith A. Hauschildt
Assistant Vice President and Controller